Exhibit 1

JOINT FILING AGREEMENT

This will confirm the agreement by and among all the undersigned that the Schedule 13G filed on or about this date and any amendments thereto with respect to beneficial ownership by the undersigned of shares of Series A Common Stock of Controladora Vuela Compañía de Aviación, S.A.B. de C.V. is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934. This agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

February 7, 2018	DISCOVERY AIR INVESTMENTS, L.P.

	By:	Discovery Air Investments GP, LLC, its general partner
	By:	Atlas Private Equity, LLC, its managing member

	By:	/s/ Harry F. Krensky
Harry F. Krensky
Sole Member

DISCOVERY AIR INVESTMENTS GP, LLC

	By:	Atlas Private Equity, LLC, its managing member

	By:	/s/ Harry F. Krensky
Harry F. Krensky
Sole Member

DISCOVERY AMERICAS II, L.P.

	By:	Discovery Americas Associates II, L.P., its general partner
	By:	Discovery Americas Holdings, LLC, its general partner
	By:	Discovery Americas Holdings, LP, its sole member
	By:	Discovery Americas Investment Partners, Corp., its general partner

	By:	/s/ Harry F. Krensky
Harry F. Krensky
Managing Partner

DISCOVERY AMERICAS ASSOCIATES II, L.P.

By:	Discovery Americas Holdings, LLC, its general partner
By:	Discovery Americas Holdings, LP, its sole member
By:	Discovery Americas Investment Partners, Corp., its general partner

By:	/s/ Harry F. Krensky
Harry F. Krensky
Managing Partner

DISCOVERY AMERICAS HOLDINGS, LLC

By:	Discovery Americas Holdings, LP, its sole member
By:	Discovery Americas Investment Partners, Corp., its general partner

By:	/s/ Harry F. Krensky
Harry F. Krensky
Managing Partner

DISCOVERY AMERICAS HOLDINGS, LP

By:	Discovery Americas Investment Partners, Corp., its general partner

By:	/s/ Harry F. Krensky
Harry F. Krensky
Managing Partner

DISCOVERY AMERICAS INVESTMENT PARTNERS, CORP.

By:	/s/ Harry F. Krensky
Harry F. Krensky
Managing Partner

DISCOVERY AMERICAS I, L.P.

By:	Discovery Americas Associates, L.P., its general partner
By:	Discovery Capital Partners, LLC, its general partner

By:	/s/ Harry F. Krensky
Harry F. Krensky
Managing Member

DISCOVERY AMERICAS ASSOCIATES, L.P.

By:	Discovery Capital Partners, LLC, its general partner

By:	/s/ Harry F. Krensky
Harry F. Krensky
Managing Member

DISCOVERY CAPITAL PARTNERS, LLC

By:	/s/ Harry F. Krensky
Harry F. Krensky Managing Member

BANCO INVEX, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, INVEX GRUPO FINANCIERO, FIDUCIARIO FIDEICOMISO F/2917

By:	/s/ Pedro Izquierdo Rueda
Pedro Izguierdo Rueda
Delegados Fiduciario

By:	/s/ Talina Ximena Mora Rojas
Talina Ximena Mora Rojas
Delegados Fiduciario

ATLAS DISCOVERY MEXICO, S. DE R.L. DE C.V.

By:	/s/ Carlos Miguel Mendoza Valencia
Carlos Miguel Mendoza Valencia
Authorized Signatory

DISCOVERY AMERICAS ASSOCIATES II MEXICO, L.P.

By:	Discovery Americas Holdings, LLC, its general partner
By:	Discovery Americas Holdings, LP, its sole member
By:	Discovery Americas Investment Partners, Corp., its general partner

By:	/s/ Harry F. Krensky
Harry F. Krensky
Managing Partner

ATLAS PRIVATE EQUITY, LLC

By:	/s/ Harry F. Krensky
Harry F. Krensky
Sole Member

/s/ Harry F. Krensky
HARRY F. KRENSKY